Exhibit 10.15
           Schedule of Management Stability Agreements


     Employee                                 Date of Agreement

Keith D. Booke                                August 1, 1997
Jay D. Browning                               August 1, 1997
Michael S. Ciskowski                          August 1, 1997
John D. Gibbons                               August 1, 1997
James A. Greenwood                            August 1, 1997
Gregory C. King                               August 1, 1997
John H. Krueger                               August 1, 1997
William N. Latham                             August 1, 1997
Robert R. Taylor                              August 1, 1997
T. Wyatt Stripling                            August 1, 1997